UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Tenet Healthcare Corporation

(Name of Registrant as Specified in Its Charter)

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Tenet Health P.O. BOX 8016, CARY, NC 27512-9903Tenet Healthcare Corporation Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 6, 2022
Shareholders Meeting to be held on May 6, 2022
For Shareholders of record as of March 11, 2022
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/THC
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
P.O. BOX 8016, CARY, NC 27512-9903
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/THC
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 26, 2022.
To order paper materials, use one of the following methods.
INTERNET TELEPHONE * E-MAIL www.investorelections.com/THC (866) 648-8133 paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank
e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Tenet Healthcare Corporation
Meeting Type: Annual Meeting of Shareholders Date: Friday, May 6, 2022 Time: 8:00 AM, Central Time
Place: Annual Meeting to be held virtually via live audio webcast -please visit www.proxydocs.com/THC for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/THC
SEE REVERSE FOR FULL AGENDA

Tenet Healthcare Corporation
Annual Meeting of Shareholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON
PROPOSALS 1, 2, 3 AND 4
PROPOSAL
1. Election of Directors 1.01 Ronald A. Rittenmeyer 1.02 J. Robert Kerrey 1.03 James L. Bierman 1.04 Richard W. Fisher 1.05 Meghan M. FitzGerald 1.06 Cecil D. Haney 1.07 Christopher S. Lynch 1.08 Richard J. Mark 1.09 Tammy Romo 1.10 Saumya Sutaria 1.11 Nadja Y. West
2. To vote to approve, on an advisory basis, the Company’s executive compensation.
3. To vote to approve the First Amendment to the Tenet Healthcare 2019 Stock Incentive Plan.
4. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2022.
Such other business as may properly come before the meeting or any adjournment or postponement of the meeting will be voted on by the proxy holders in their discretion.